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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) JANUARY 25, 2002


                      WASHINGTON GROUP INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        1-12054                                           35-0565601
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(Commission File Number)                       (IRS Employer Identification No.)


    720 PARK BOULEVARD, BOISE, IDAHO                                     83729
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code 208-386-5000


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     As previously reported, on December 21, 2001, the United States Bankruptcy Court for the District of Nevada entered an order confirming Washington Group International, Inc.'s (the "Company") Second Amended Joint Plan of Reorganization, as modified (the "Plan"). On January 25, 2002, the Company announced that it had emerged from bankruptcy pursuant to the Plan. The Company also announced that it has entered into a $350 million, 30-month revolving credit facility to fund its working capital requirements and has obtained bonding capacity to take on new projects. A copy of the Company's press release is filed with this current report on Form 8-K and incorporated by reference.

     Copies of the Company's Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and material agreements entered into in connection with its emergence from bankruptcy will be filed with a subsequent Form 8-K as soon as practicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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
EXHIBIT NUMBER      EXHIBIT
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
     99.1           Press Release, dated January 25, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WASHINGTON GROUP INTERNATIONAL, INC.


January 29, 2002                        By: /s/ Craig G. Taylor
                                            -----------------------------------
                                            Craig G. Taylor
                                            Secretary

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